UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Earliest Event Reported:  January 20, 2015

General Moly, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32986	91-0232000
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1726 Cole Blvd., Suite 115
Lakewood, CO 80401

(Address of principal executive offices, including zip code)

(303) 928-8599

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                   Entry into a Material Definitive Agreement.

On January 20, 2015, Nevada Moly, LLC (“Nevada Moly”), a wholly-owned subsidiary of General Moly, Inc. (the “Company”), and POS-Minerals Corporation (“POS-Minerals”) entered into Amendment No. 4 (the “Amendment”) to the Amended and Restated Limited Liability Company Agreement of Eureka Moly, LLC (the “LLC”) dated as of February 26, 2008, as amended by Amendment No. 1 dated as of October 28, 2008, Amendment No. 2 dated as of January 20, 2010 and Amendment No. 3 dated as of March 25, 2011 (collectively, the “LLC Agreement”).  The Amendment is effective as of January 1, 2015.

The Amendment reflects the agreement of Nevada Moly and POS-Minerals to use restricted cash of up to $36 million held in a reserve account for the benefit of the Mt. Hope Project.  Funds in the reserve account will initially be used to reimburse the members of the LLC for contributions made during the fourth quarter of 2014.  The funds will then be used to pay ongoing expenses of the LLC until the Company obtains full financing for its portion of the Mt. Hope Project construction costs, or until the reserve account is exhausted.  Any remaining funds after financing is obtained will be returned to the Company.

The Amendment also provides for a fixed date for POS-Minerals’ contractual right to receive a return of $36 million of capital contributions due to commercial production at the Mt. Hope Project being delayed beyond December 31, 2011.  Under the Amendment, the $36 million will be due to POS-Minerals on December 31, 2020, subject to the members’ ability to further extend payment.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.4 hereto and incorporated herein by reference.

Item 8.01                   Other Events.

On January 21, 2015, the Company issued a press release announcing the agreement with POS-Minerals to amend the LLC Agreement.  A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	Amended and Restated Limited Liability Company Agreement of Eureka Moly, LLC (Filed as Exhibit 10.21 to our Quarterly Report on Form 10-Q filed on May 7, 2008).

Exhibit No.	Description

10.2

Amendment No. 1 to Limited Liability Company Agreement of Eureka Moly, LLC, dated as of October 28, 2008, between Nevada Moly, LLC and POS-Minerals Corporation (Filed as Exhibit 10.27 to our Annual Report on Form 10-K filed on February 27, 2009).

10.3

Amendment No. 2 to Limited Liability Company Agreement of Eureka Moly, LLC dated as of January 20, 2010, by and between Nevada Moly, LLC and POS-Minerals Corporation (Filed as Exhibit 10.3 to our Current Report on Form 8-K filed on January 25, 2010).

10.4	Amendment No. 4 to Limited Liability Company Agreement of Eureka Moly, LLC dated as of January 1, 2015, by and between Nevada Moly, LLC and POS-Minerals Corporation.
99.1	Press Release of General Moly, Inc. dated January 21, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOLY, INC.

Dated: January 22, 2015	By:	/s/ David A. Chaput
David A. Chaput
Chief Financial Officer